UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2024

TMC THE METALS COMPANY INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-39281	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

595 Howe Street, 10th Floor Vancouver, British Columbia	V6C 2T5
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 631-3115

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
TMC Common Shares without par value	TMC	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one TMC Common Share, each at an exercise price of $11.50 per share	TMCWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2024 Annual and Special Meeting of Shareholders of TMC the metals company Inc. (the “Company”) was held on May 30, 2024 at 10:00 a.m. EDT (the “Annual Meeting”). The actions set forth below were taken at the Annual Meeting. Of the Company’s 318,494,226 common shares outstanding and eligible to vote as of the record date of April 3, 2024, a quorum of more than two shareholders representing 199,608,830 shares, or 62.6% of the eligible shares, was present or represented by proxy at the Annual Meeting. Each of the matters set forth below is described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 18, 2024.

1.	Set the number of directors at nine (9).

Votes For	Votes Against	Votes Abstained
198,343,060	845,144	420,627

2.	Election of the following directors of the Company, to serve until the Company’s 2025 annual meeting of shareholders and until their respective successors have been elected and qualified.

	Votes For	Votes Withheld	Broker Non-Votes
Gerard Barron	139,465,317	328,377	59,815,136
Andrew Hall	136,406,198	3,387,496	59,815,136
Andrew Greig	139,409,302	384,392	59,815,136
Andrei Karkar	139,288,404	505,290	59,815,136
Sheila Khama	136,423,080	3,370,614	59,815,136
Christian Madsbjerg	139,222,093	571,581	59,815,136
Stephen Jurvetson	139,369,591	424,103	59,815,136
Amelia Kinahoi Siamomua	139,378,097	415,597	59,815,136
Brendan May	139,354,460	439,234	59,815,136

3.	Appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2024 fiscal year.

Votes For	Votes Withheld
199,182,319	426,511

4.	To approve on a non-binding advisory basis the compensation of the Company’s Chief Executive Officer and Chairman.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
137,724,800	1,666,030	402,864	59,815,136

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TMC THE METALS COMPANY INC.

Date: May 31, 2024	By:	/s/ Craig Shesky
	Name:	Craig Shesky
	Title:	Chief Financial Officer